WELLS FARGO FUNDS TRUST

Supplement dated December 18, 2001 to All
Statements of Additional Information

The section of each Statement of Additional Information entitled "Additional Purchase and Redemption Information" is supplemented as follows:

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

Supplement dated December 18, 2001 to the
Statements of Additional Information for the
Money Market Funds
Income Funds
Tax-Free Funds

The section entitled "Investment Policies" is supplemented under the "Non-fundamental Investment Policies" sub-section as follows:

Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Supplement dated December 18, 2001 to the
Statement of Additional Information for the
Money Market Funds

The section entitled "Investment Policies" is supplemented under the "Fundamental Investment Policies" sub-section as follows:

The following Funds have adopted the following fundamental policies:

The California Tax-Free Money Market Fund and the California Tax-Free Money Market Trust each invest at least 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from federal income tax, federal alternative minimum tax, and California individual income taxes. The Minnesota Money Market Fund invests at least 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from Minnesota individual income taxes. The National Tax-Free Money Market Fund, National Tax-Free Money Market Trust, and National Tax-Free Institutional Money Market Fund each invest at least 80% of net assets, under normal circumstances, in instruments with interest exempt from federal income tax and federal alternative minimum tax.